UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
  ___________________________________
FORM 8-K
 ___________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 28, 2018
  ___________________________________
VAREX IMAGING CORPORATION
(Exact name of registrant as specified in its charter)
 ___________________________________
Delaware
(State or Other Jurisdiction of Incorporation)

001-37860	81-3434516
(Commission File Number)	(IRS Employer Identification No.)

1678 S. Pioneer Road, Salt Lake City, Utah	84104
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (801) 972-5000
Not Applicable
(Former name or former address, if changed since last report)
 ___________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b - 2 of the Securities Exchange Act of 1934. Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement
On September 28, 2018, Varex Imaging Corporation (the “Company”), as borrower, entered into an amendment (the “Amendment”) to its Credit Agreement, dated as of May 1, 2017, with Bank of America, N.A. as administrative agent, and the other lenders party thereto (the “Credit Agreement”). The Amendment increases the consolidated senior secured leverage ratio from the date of Amendment until the fiscal quarter ended September 30, 2019. In addition, the Amendment clarifies certain definitions, including the definition of “Consolidated EBITDA” to expressly exclude non-cash restructuring charges, increases the basket related to permitted liens from $5,000,000 to $15,000,000 and updates provisions related to the Employee Retirement Income Security Act of 1974.
The foregoing description of the Amendment is qualified in its entirety by reference to the full text of the Amendment, a copy of which is filed with this report as Exhibit 10.1.
In addition, on October 3, 2018, the Company, in accordance with the terms of the Credit Agreement, provided notice to the administrative agent that effective as of October 10, 2018, the Company was permanently reducing the revolving credit commitment under the Credit Agreement by $50,000,000 such that the revolving credit commitment will be $150,000,000. The reduction in the revolving credit commitment will also reduce the fees paid by the Company in connection with such commitment.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The disclosure under Item 1.01 is incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits
(d)     Exhibits

Exhibit No.	Description
10.1	Amendment No. 2 to Credit Agreement dated September 28, 2018 between Varex Imaging Corporation, Bank of America, N.A., as administrative agent and the lenders and guarantors party thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VAREX IMAGING CORPORATION

Dated: October 3, 2018	By:	/s/ Kimberley E. Honeysett
Kimberley E. Honeysett
Senior Vice President, General Counsel and Corporate Secretary

INDEX TO EXHIBITS

Exhibit No.	Description
10.1	Amendment No. 2 to Credit Agreement dated September 28, 2018 between Varex Imaging Corporation, Bank of America, N.A., as administrative agent and the lenders and guarantors party thereto.